Exhibit 99.1

Investor Symposium Presentation August 22, 2003

The Vision of First Community Bank is to be the premier community bank in the markets we serve. These markets are best described as communities and neighborhoods that have a local identity, where local businesses are valued and where individuals are important. We believe that the vision is best realized through the daily interactions that occur between our employees and our customers. In those interactions, not only professional competency matters, the warmth of personality is critical. It is in those interactions that our success is determined. Our expectations are high.

We have learned to balance rising expectations with values that are grounded in the things we know we can trust. In many ways, this is the foundation for First Community Bank. A full range of sound financial products, a keen interest in the community, a warm smile from someone you know. It is what makes us different. It is what makes us First Community Bank.

First Community Corporation

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Highlights

- Founded in 1995
- Total Assets $208 Million *(as of 6/30/03)*
- Total Return on Stock is 156% *(since inception)*
- EPS Growth Rate is 22.9% *(12/31/99 – 6/30/03 annualized)*
- Listed on NASDAQ Small Cap *(FCCO)*
- Maintained "Well Capitalized" Status

Banking Office Locations


YAHOO!
Winnsboro Mills
Camden
Lugoff
Prosperity
Chapin
Irmo
76
77
Northeast
Dentsville
Forest Acres
West Columbia
Columbia
Lexington
Cayce
Springdale
Gilbert
Red Bank
Leesville
South Congaree
20
Gaston
26
Oak Grove

Our Timeline (a recap)

June of 1995

Initial Capitalization Completed
$6.9 Million Raised
700 Initial Shareholders

August 1995

Lexington Banking Office Opened

September 1995

Forest Acres Banking Office Opened

November 1996

Achieved Profitability
15th Month of Operation

June 1998

Secondary Offering Completed
$6.6 Million Raised
Underwritten by Edgar Norris
Purpose: Open 3 offices in 24 months

August 1995

Lexington Banking Office Opened

March 1999

Irmo Banking Office Opened

November 1999

Cayce-West Columbia Banking Office Opened

March 2000

Gilbert Banking Office Opened

February 2001

Lexington Banking Office Opened

May 2001

Declared 5% Stock Dividend

January 2002

Declared 5-for-4 Stock Split

April 2002

Began Payment of Quarterly Cash Dividends

January 2003

Began Trading on NASDAQ Small Cap Market

Full Service Commercial Bank

Deposit Accounts

Loan Services

Online Banking

Telephone Banking

Mortgage Origination

Investment Services

First Community Corporation

Market Analysis

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Market Data *-statistics*

Total Columbia MSA Population 536,691 *(2000 Census)*

- Population Growth *(2002-2007 projected)*
  - Lexington County 10.2%
  - Richland County 4.8%
- Household Income *(2002-2007 projected)*
  - Lexington County 8.9%
  - Richland County 10.2%
- Unemployment Rate *(May 2003)*
  - Lexington County 3.1%
  - Richland County 4.5%

First Community Corporation

Market Data *-other factors*

- Columbia, the state capital, is part of this market
- Lexington area ranked #1 in South Carolina in population growth in 2002
- Diversified Economic Base
- Strong Vibrant Economy

-State and Federal Government
-University of South Carolina
-Manufacturing
-Fort Jackson
-Small Businesses
-Technology Focus

First Community Corporation

Midlands Area Market - Points of Interest

Ranked 10th in the nation in mid-sized cities as the best place to live and work *(Entrepreneur Magazine)*

2001 five star award winner for the community quality of life award

Ranked 17th in U.S. top metro cities *(Forbes)*

Ranked 12th in America's top 50 cities for Business Opportunities *(Expansion Management Magazine)*

Midlands Banking Market



180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
$84,548
$125,404
$156,417
1.48%
2.05%
2.28%
June, 2000
June, 2001
June, 2002

First Community Corporation

Total market deposits increased by $1.3 billion to $6.8 billion

**percentage of market share*

First Community Corporation

Financial Highlights

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Total Assets (in thousands)



$250,000
$200,000
$150,000
$100,000
$50,000
$0
CAGR 25.2%
$94,889
$111,986
$156,555
$195,201
$208,404
1999
2000
2001
2002
2003
June 30

Deposits (in thousands)



CAGR 27.2%
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$76,971
$92,755
$134,402
$168,062
$178,893
1999
2000
2001
2002
2003
June 30

Funding Mix 6/30/03


3%
15%
30%
4%
2%
9%
8%
5%
24%
Comml Transaction
Comml MMDA
Comml Savings
Cons Transaction
Cons MMDA
Cons Savings
Time < $100,000
Time > $100,000
Cash Mgmnt

Loans (in thousands)



$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
CAGR 24.3%
$52,297
$67,984
$87,519
$99,991
$111,881
1999
2000
2001
2002
2003
June 30

Loan Composition 6/30/03



10%
62%
5%
9%
9%
5%
Comml Non RE
Comml RE
Const & Dev
Consumer RE
Home Equity
Cons Non RE

Loan Portfolio Highlights

- Loan Loss Reserve Ratio is 1.65%
- Past Due Ratio History *(30 days or more)*

June 30, 2003	.34%
December 31, 2002	.35%
December 31, 2001	.48%
December 31, 2000	.49%

- Non-Performing Loans *(in 000s)* $241
- Net Charge-Offs Since Inception are $291,963

First Community Corporation

Net Charge-off Ratio


0.40%
0.30%
0.20%
0.10%
0.00%
-0.10%
-0.20%
-0.30%
0.08%
-0.01%
0.35%
0.16%
-0.21%
1999
2000
2001
2002
06/30/03

First Community Corporation

Net Interest Margin


4.70%
4.60%
4.50%
4.40%
4.30%
4.20%
4.10%
4.00%
3.90%
3.80%
3.70%
3.60%
4.33%
4.59%
4.19%
4.26%
3.99%
1999
2000
2001
2002
2003
June 30

Net Income (in thousands)



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
CAGR 22.1%
$818
$984
$1,104
$1,464
$909
1999
2000
2001
2002
2003
June 30

Diluted Net Income Per Share

First Community Corporation



$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
CAGR 22.9%
$0.50
$0.61
$0.68
$0.90
$0.57
1999
2000
2001
2002
2003 6/30

Return on Assets


1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.90%
0.94%
0.77%
0.82%
0.90%
1999
2000
2001
2002
2003 6/30

Return on Equity



12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
5.90%
6.76%
8.00%
8.35%
9.80%
1999
2000
2001
2002
2003 6/30

First Community Corporation

Stock Information

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Trading Characteristics
(as of July 31, 2003)

- Market Listing
  NASDAQ Small Cap
- Trading Symbol
  FCCO
- # of Market Makers
  6
- Average Daily Trading Volume
  636 Shares
- # of Shareholders *(est)*
  1600
- # of Shares Outstanding
  1,589,706
- Market Capitalization
  $30,601,841

Stock Performance
(as of June 30, 2003)

Price to LTM EPS	18.06X
Price to Tangible Book	1.70X
Quarterly Dividends per Share	$.05
Dividend Yield	1.03%
Total Return	
Since Inception	156.0%
3 Years	76.5%
1 Year	34.5%



DJ INDU AVERAGE (DOW JONES & CO
as of 22-Aug-2003
+60%
+40%
+20%
0%
-20%
FCCO
Nasdaq
Dow
^SPX
Nov02
Jan03
Mar03
May03
Jul03
Thousands
60
40
20
0
Volume
Copyright 2003 Yahoo! Inc.
http://finance.yahoo.com/

First Community Corporation

One Year Stock Price Analysis

Summary:

- Customer Service Culture
- Employee Culture
- Credit Culture
- Infrastructure Developed:
  - Organizational growth
  - Management depth
  - Training
  - Risk management
- Commitment to planning and even stronger commitment to execution
- Aggressive yet disciplined growth strategy
- Strong & growing communities

SAFE HARBOR STATEMENT – INCLUDING ALL DOCUMENTS INCORPORATED HEREIN BY REFERENCE, CONTAINS FORWARD-LOOKING STATEMENTS. ADDITIONAL WRITTEN OR ORAL FORWARD-LOOKING STATEMENTS MAY BE MADE BY THE COMPANY FROM TIME TO TIME IN FILINGS WITH THE SECURITIES & EXCHANGE COMMISSION OR OTHERWISE. THE WORDS "BELIEVE," "EXPECT," "SEEK," AND "INTEND" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THE STATEMENT IS MADE. SUCH FORWARD-LOOKING STATEMENTS ARE WITHIN THE MEANING OF THAT TERM IN SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, & SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. SUCH STATEMENTS MAY INCLUDE, BUT ARE NOT LIMITED TO, PROJECTIONS OF INCOME OR LOSS, EXPENDITURES, ACQUISITIONS, PLANS FOR FUTURE OPERATIONS, FINANCING NEEDS OR PLANS RELATING TO SERVICES OF THE COMPANY, AS WELL AS ASSUMPTIONS RELATING TO THE FOREGOING. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH CANNOT BE PREDICTED OR QUANTIFIED. FUTURE EVENTS AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY OR UNDERLYING THE FORWARD-LOOKING STATEMENTS. A DISCUSSION OF FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN FORWARD-LOOKING STATEMENTS IS INCLUDED IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

First Community Corporation

Presented at the
South Carolina Bank Investors Symposium
August 21 – 22, 2003
Greenville, South Carolina

SOUTH CAROLINA
BANK INVESTORS SYMPOSIUM
2003

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